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                                                         EXHIBIT 10.4(b)


                           AMENDMENT NUMBER THREE
                                   to the
                   Warehouse Loan and Security Agreement
                       dated as of February 10, 2000,
                                by and among
                GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                   and
                        AAMES CAPITAL CORPORATION
                                   and
                        AAMES FUNDING CORPORATION

         This AMENDMENT NUMBER THREE is made this 1st day of September, 2000, by and among GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "LENDER"), AAMES CAPITAL CORPORATION, having an address at 350 South Grand Avenue Los Angeles, California 90071 ("AAMES CAPITAL") and AAMES FUNDING CORPORATION, having an address at 350 South Grand Avenue Los Angeles, California 90071 ("AAMES FUNDING"), to the Warehouse Loan and Security Agreement, dated as of February 10, 2000, by and among the Lender, Aames Capital and Aames Funding, as amended (the "WAREHOUSE AGREEMENT"). Aames Capital and Aames Funding are referred to herein each as a "BORROWER" and collectively as the "BORROWERS". Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Warehouse Agreement.

                               RECITAL

        WHEREAS, the Borrowers have requested that the Lender agree to amend the Warehouse Agreement to increase the Maximum Credit thereunder to $250,000,000 for the month of September 2000, with the Maximum Credit returning to $200,000,000 on October 1, 2000 and to revise the covenant, as set forth herein, relating to Aames Capitals' obtaining committed warehouse facilities.

         WHEREAS, the Lender has agreed to make such amendments to the Warehouse Agreement as set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. Effective as of September 1, 2000, the definition of Maximum Credit in Section 1 of the Warehouse Agreement is hereby amended to read in its entirely as follows:

         "Maximum Credit" shall mean (a) two hundred million Dollars for the period from the Effective Date to August 31, 2000, (b) two hundred fifty million Dollars for the period from the September 1, 2000 to the earlier to occur of (i) the closing of the Aames Mortgage Trust 2000-1 securitization transaction and (ii) September 30, 2000, and
         (c) two hundred million Dollars for the period from the earlier to occur of (i) the

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         closing of the Aames Mortgage Trust 2000-1 securitization
         transaction and (ii) September 30, 2000, to the Termination Date.

         SECTION 2. Effective as of August 30, 2000, Section 7.17 of the Warehouse Agreement is hereby amended by deleting the existing Section 7.17 thereof and replacing it with the following:


         "COMMITTED WAREHOUSE FACILITIES. Aames Capital at all times has (a) after the earlier to occur of (i) the closing of the Aames Mortgage Trust 2000-1 securitization transaction and (ii) September 30, 2000, available capacity under committed revolving warehouse facilities, other than the Lender's committed revolving facility, greater than or equal to $100,000,000, and (b) committed wet funding revolving facilities that provide funding in the aggregate of at least $35,000,000."


         SECTION 3. In order to induce the Lender to execute and deliver this Amendment, the Borrowers hereby represent to the Lender that as of the date hereof, after giving effect to this Amendment, the Borrowers are in full compliance with all of the terms and conditions of the Warehouse Agreement and no default or Event of Default has occurred and is continuing under the Warehouse Agreement.

         SECTION 4. This Amendment Number Three shall be effective upon Lender's receipt of a new Note in the amount of $250,000,000 to replace the existing Note for $200,000,000.

         SECTION 5. This Amendment Number Three shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

         SECTION 6. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

         SECTION 7. Except as expressly amended and modified by this Amendment Number Three, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Warehouse Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Warehouse Agreement, any reference in any of such items to the Warehouse Agreement being sufficient to refer to the Warehouse Agreement as amended hereby.

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         IN WITNESS WHEREOF, the Lender and the Borrowers have cause this
Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                          GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                          INC.
                                          (Lender)

                                          By:
                                          Name:
                                          Title:



                                          AAMES CAPITAL CORPORATION
                                          (Borrower)


                                          By: /s/ John Kohler
                                          Name: John Kohler
                                          Title: Executive Vice President


                                          AAMES FUNDING CORPORATION
                                          (Borrower)

                                          By: /s/ Jon D. Van Deuren
                                          Name: Jon D. Van Deuren
                                          Title: Senior Vice President

ACKNOWLEDGED AND AGREED:

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
as "Limited Obligor" under that certain Payment and Reimbursement Agreement, dated as of February 10,
2000 in favor of Lender

By: Capital Z Partners, Ltd., the General Partner of Capital Z
    Partners, LP, the sole General Partner of the Limited Obligor

    By: /s/ DAVID A. SPURIA
    Name: DAVID A. SPURIA
    Title: GENERAL COUNSEL

AAMES FINANCIAL CORPORATION.
as "Guarantor" under that certain Guaranty dated as of February 10, 2000, in favor of Lender.

By:
Name: